UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 5, 2013

Commission File Number:  0-21660

PAPA JOHN’S INTERNATIONAL, INC.
 (Exact name of registrant as specified in its charter)

Delaware	61-1203323
(State or other jurisdiction of	(I.R.S. Employer Identification
incorporation or organization)	Number)

2002 Papa Johns Boulevard
Louisville, Kentucky  40299-2367
(Address of principal executive offices)

(502) 261-7272
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02 Results of Operations and Financial Condition

On November 5, 2013, Papa John’s International, Inc. issued a press release announcing third quarter 2013 results.

Section 8 – Other Events

Item 8.01 Other Events

On November 5, 2013, Papa John’s International, Inc. announced a two-for-one split of the company’s outstanding shares of common stock, which will be effected in the form of a stock dividend. The stock dividend entitles each shareholder of record at the close of business on December 12, 2013 to receive one additional share for every outstanding share of common stock held on such record date. The stock dividend will be distributed on December 27, 2013.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)   Exhibits

Exhibit
Number	Description

99.1	Papa John’s International, Inc. press release dated November 5, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAPA JOHN’S INTERNATIONAL, INC.

(Registrant)

Date: November 5, 2013	/s/ Lance F. Tucker
Lance F. Tucker
Chief Financial Officer, Chief Administrative Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Papa John’s International, Inc. press release dated November 5, 2013.